Exhibit 99.1

Genius Sports Closes Business Combination with dMY Technology Group, Inc. II and Will Begin Trading on the New York Stock Exchange

NEW YORK, NY and LONDON, UK April 20, 2021 – Genius Sports Group (“GSG”) the official data, technology and commercial partner that powers the global ecosystem connecting sports, betting and media, announced today that it has completed its previously announced business combination (the “Business Combination”) with dMY Technology Group, Inc. II (“dMY II”). The Business Combination was approved at a special meeting of dMY II’s stockholders held Friday, April 16.

Upon completion of the Business Combination, the combined company changed its name to Genius Sports Limited (“Genius Sports” or “the Company”). Beginning on Wednesday, April 21, 2021, Genius Sports’ ordinary shares and warrants will trade on the New York Stock Exchange (the “NYSE”) under the ticker symbols “GENI” and “GENI WS”, respectively. With over $145 million in cash and no financial debt on the balance sheet, Genius Sports is poised to continue to capitalize on the considerable growth expected in the global online sports betting market.

GSG is a leading provider of sports data and technology powering the sports, betting and media ecosystem. Genius Sports acquires data from sports events around the world and supplies it to sports betting operators, providing them with secure, high-quality, mission critical data and content that helps them better engage with and protect their customers. The Company is an innovator with a leading portfolio of rights to official data – the feed of live sports statistics that is sanctioned, and otherwise owned, by the relevant governing league. Genius Sports provides data on over 240,000 events each year – effectively every hour of every day – and is the official provider for over 150,000 of these events. The Company also provides digital marketing and engagement for the world of sport, empowering brands to activate fans across the globe with personalised, multi-channel content.

Genius Sports’ scale, access to official data, and innovative technology platform differentiate it within the industry. The Company maintains long-term partnerships with over 400 sports organizations globally, including the NFL, NBA, NCAA, FIBA, FIFA, EPL and NASCAR. Its proprietary technology and data feeds are mission critical to the success of its sportsbook partners.

“As Genius Sports enters an exciting new chapter in its history, we are uniquely positioned at the heart of the world’s sports, betting and media ecosystem,” said Mark Locke, Chief Executive Officer and Co-Founder of Genius Sports. “Our merger with dMY II and listing on the NYSE are a testament to the enormous opportunity ahead of us as we leverage our unique scale, drive innovation and deliver products that help our partners create new and immersive experiences for sports fans around the world.”

“With its proprietary technology, unparalleled access to data and growing network of partnerships, GSG is powering the global sports, betting and media ecosystem,” said Niccolo de Masi, Chief Executive Officer of dMY Technology Group. “What’s more, the company benefits from a strong competitive moat and clear, promising growth opportunities that should drive compelling value for shareholders over the long-term.”

As previously announced, Mark Locke will continue to lead the business as Chief Executive Officer. Locke will be supported by a deep bench of talent with substantial experience across finance, technology and the sports betting industry. The Board of Directors will initially consist of eight members, including Mark Locke; Chairman David Levy; dMY II’s Chairman Harry You and CEO Niccolo de Masi; Apax Partners’ Albert Costa Centena, Gabriele Cipparrone and Roxana Mirica; and Oakvale Capital’s Daniel Burns.

Advisors

Goldman Sachs & Co. LLC acted as exclusive financial advisor to dMY II. Oakvale Capital LLP acted as exclusive financial advisor to GSG. Goldman Sachs & Co. LLC acted as lead placement agent for the PIPE transaction. Credit Suisse Securities (USA) LLC and Oakvale Capital LLP also acted as capital markets advisors to dMY II and GSG, respectively, and placement agents for the PIPE transaction. Kirkland & Ellis LLP is serving as legal advisor to GSG. White & Case LLP served as legal advisor to dMY II. Goldman Sachs & Co. LLC acted as the sole bookrunner of dMY II’s IPO; Needham & Co. also acted as underwriter.

About Genius Sports

Genius Sports is the official data, technology and commercial partner that powers the global ecosystem connecting sports, betting and media. We are a global leader in digital sports content, technology and integrity services. Our technology is used in over 150 countries worldwide, empowering sports to capture, manage and distribute their live data and video, driving their digital transformation and enhancing their relationships with fans.

We are the trusted partner to over 400 sports organizations globally, including many of the world’s largest leagues and federations such as the NFL, NBA, EPL, FIBA, NCAA, NASCAR, AFA and PGA.

Genius Sports is uniquely placed through cutting-edge technology, scale and global reach to support our partners. We are more than just a technology company, we build long-term relationships with sports at all levels, helping them to control and maximize the value of their content while providing technical expertise and round-the-clock support.

About dMY Technology Group II

dMY Technology Group, Inc. II was a publicly traded special purpose acquisition company founded for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the Business Combination. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings or regulatory matters or investigations that may be instituted against the Company; (2) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (3) the risk that the Business Combination disrupts current plans and operations of GSG as a result of the announcement and consummation of the Business Combination; (4) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of GSG to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the Business Combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (8) the impact of COVID-19 on the Company’s business;; and (9) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the SEC, including the Registration Statement on Form F-4 relating to the Business Combination.

Contacts

Genius Sports Limited:

Media

Chris Dougan, Chief Communications Officer

+1 (202)-766-4430

chris.dougan@geniussports.com

Tristan Peniston-Bird, The One Nine Three Group

+44 7772 031 886

tristan.peniston-bird@the193.com

Investors

Brandon Bukstel, Investor Relations Manager

+1 (954)-554-7932

brandon.bukstel@geniussports.com

dMY Technology Group, Inc. II

Media

ICR

dmy2@icrinc.com

Investors

Niccolo de Masi

+1 (310) 600-6667

niccolo@dmytechnology.com

Harry You

+1 (702) 781-4313

harry@dmytechnology.com

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